EXHIBIT 99.1

***FOR IMMEDIATE RELEASE***

For: ZIONS BANCORPORATION	Contact: Clark Hinckley
One South Main, 15th Floor	Tel: (801) 524-4787
Salt Lake City, Utah	July 17, 2008
Harris H. Simmons
Chairman/Chief Executive Officer

ZIONS BANCORPORATION REPORTS EARNINGS OF $0.65
PER DILUTED COMMON SHARE FOR SECOND QUARTER 2008

SALT LAKE CITY, July 17, 2008 – Zions Bancorporation (Nasdaq: ZION) (“Zions” or “the Company”) today reported second quarter net earnings applicable to common shareholders of $69.7 million, or $0.65 per diluted common share, compared to $155.6 million or $1.43 per diluted common share for the second quarter of 2007. The return on average common equity was 5.53% compared to 12.50% for the second quarter of 2007.

Second Quarter 2008 Key Performance Highlights Compared to First Quarter 2008

●	Loan growth of $1.1 billion, excluding $897 million resulting from purchases of Lockhart securities related to loan securitizations.
●	Average core deposit growth of $0.3 billion.
●	Net interest margin of 4.18%, down 5 basis points, primarily due to increased nonperforming assets.
●	Credit quality:
Provision for loan losses of $114.2 million or 1.13% annualized of average loans, up $21.9 million from $92.3 million.
Net loan and lease charge-offs of $67.8 million or 0.67% annualized of average loans, up $17.0 million from $50.8 million.
Nonperforming assets of $697.4 million or 1.66% of net loans and leases and other real estate owned, up $263.1 million from $434.3 million.
●	Impairment losses on securities of $38.8 million pretax, or $0.22 per diluted share.

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“In what continues to be a turbulent and difficult environment in which a number of financial institutions have posted losses, we are pleased that our banks continue to be profitable and well-capitalized,” said Harris H. Simmons, chairman and chief executive officer. “Our core business is strong, our balance sheet remains healthy, and our net credit costs remain very reasonable compared to the industry even as we continue to strengthen our reserves.”

Year-to-date net earnings applicable to common shareholders were $174.0 million, or $1.63 per diluted common share, compared to $305.3 million, or $2.78 per diluted common share for the same period in 2007. The return on average common equity for the first six months of 2008 was 6.86% compared to 12.38% for the first six months of 2007.

Loan Growth
On-balance-sheet net loans and leases were $41.9 billion at June 30, 2008. Excluding the $897 million of loans from Lockhart, this represents an increase of approximately $1.1 billion or 10.7% annualized from $39.9 billion at March 31, 2008, and an increase of approximately $4.2 billion or 11.4% from $36.8 billion at June 30, 2007. The $897 million of loans resulted from the purchase of certain securities from Lockhart Funding LLC, an off-balance sheet commercial paper conduit sponsored by Zions Bank. The purchase of these securities was required by the Liquidity Agreement between Lockhart and Zions Bank when MBIA Inc. was downgraded below AA-. These securities were backed by loans originated or underwritten by Zions Bank and at June 30, 2008 are reflected on the Company’s balance sheet primarily as owner occupied commercial loans. Organic loan growth during the quarter was concentrated primarily in commercial lending and secondarily in commercial term real estate loans, principally at Zions Bank and Amegy Bank of Texas. Construction and land development loans declined over $300 million in California, Arizona and Nevada during the quarter, partially offset by growth in Texas.

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July 17, 2008

Deposits
Average core deposits for the second quarter of 2008 increased $0.3 billion or 3.7% annualized to $32.4 billion compared to $32.1 billion for the first quarter of 2008 and increased $1.6 billion or 5.0% compared to $30.9 billion for the second quarter of 2007. Average core deposit growth for the quarter was concentrated in money market, savings, and noninterest-bearing demand deposit accounts. Average total deposits for the second quarter of 2008 increased $0.2 billion to $36.8 billion or 2.0% annualized compared to $36.6 billion for the first quarter of 2008, and increased $0.8 billion or 2.3% compared to $36.0 billion for the second quarter of 2007. Average noninterest-bearing demand deposits for the second quarter of 2008 were $9.1 billion compared to $9.0 billion for the first quarter of 2008 and $9.6 billion for the second quarter of 2007.

Net Interest Income
The net interest margin was 4.18% for the second quarter of 2008 compared to 4.23% for the first quarter of 2008 and 4.53% for the second quarter of 2007. The decreased net interest margin for the second quarter of 2008 was driven by the increase in nonperforming assets during the quarter. The effect of commercial paper purchased from Lockhart on the net interest margin was a reduction of approximately 9 basis points for the second quarter of 2008 and 11 basis points for the first quarter of 2008.

Net interest income for the second quarter of 2008 decreased $1.7 million or 1.4% annualized to $484.7 million compared to $486.5 million for the first quarter of 2008, and increased $15.4 million or 3.3% compared to $469.3 million for the second quarter of 2007. Taxable-equivalent net interest income for the second quarter of 2008 decreased $2.0 million or 1.6% annualized to $490.6 million compared to $492.5 million for the first quarter of 2008, and increased $14.5 million or 3.1% from $476.1 million for the second quarter of 2007.

Asset Quality
Nonperforming assets were $697.4 million at June 30, 2008 compared to $434.3 million at March 31, 2008 and $95.4 million at June 30, 2007. This increase is being driven primarily by deterioration in

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residential real estate acquisition, development and construction exposures in the Southwest, and by some weakening in Utah residential construction and commercial and industrial portfolios. The Company has not seen meaningful deterioration in credit quality in other major loan types or geographies. The ratio of nonperforming assets to net loans and leases and other real estate owned was 1.66% at June 30, 2008 compared to 1.09% at March 31, 2008 and 0.26% at June 30, 2007.

Net loan and lease charge-offs for the second quarter of 2008 were $67.8 million or 0.67% annualized of average loans. This compares with $50.8 million or 0.52% annualized of average loans for the first quarter of 2008 and $8.7 million or 0.10% annualized of average loans for the second quarter of 2007. The increase in charge-offs largely was driven by declining collateral values on residential acquisition, development, and construction loans in the Southwest and in Utah.

The provision for loan losses was $114.2 million for the second quarter of 2008 compared to $92.3 million for the first quarter of 2008 and $17.8 million for the second quarter of 2007. The provision for the second quarter of 2008 was 1.13% annualized of average loans and was $46.4 million in excess of net loan and lease charge-offs. The combined provisions for loan losses and unfunded lending commitments were $115.9 million for the second quarter of 2008, $95.9 million for the first quarter of 2008, and $19.0 million for the second quarter of 2007.

The allowance for loan losses as a percentage of net loans and leases was 1.31% at June 30, 2008, 1.26% at March 31, 2008, and 1.03% at June 30, 2007. The total allowance and reserve for credit losses (allowance for loan losses plus the reserve for unfunded lending commitments) was $575.8 million at June 30, 2008 compared to $526.4 million at March 31, 2008 and $401.5 million at June 30, 2007.

Investment Securities
The Company recognized other-than-temporary impairment (“OTTI”) during the second quarter of 2008 of approximately $38.8 million pretax, or $0.22 per diluted share, compared to $46.0 million of impairment and valuation losses during the first quarter of 2008. Approximately $28.7 million of the amount resulted from write-downs of two ABS CDOs and one bank and insurance income note initially

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July 17, 2008

deemed to have OTTI this quarter. The remaining $10.1 million resulted from write-downs of six REIT trust preferred CDOs and one bank and insurance income note for which OTTI had previously been recognized. OTTI for the two bank and insurance income notes amounted to $3.4 million this quarter. As of June 30, 2008, approximately $3.8 million of fair value remained on bank and insurance income notes. The impairment for the quarter was based on an ongoing valuation review of the investment securities portfolio.

During the second quarter of 2008, the Company reassessed the classification of certain asset-backed and trust preferred CDOs. On April 28, 2008, the Company reclassified approximately $1.2 billion at fair value of these available-for-sale securities to held-to-maturity. The related unrealized pretax loss of approximately $273 million included in accumulated other comprehensive income (“OCI”) remained in OCI and is being amortized as a yield adjustment through earnings over the remaining terms of the securities. No gain or loss was recognized at the time of reclassification. The Company considers the held-to-maturity classification to be more appropriate because it has the ability and the intent to hold these securities to maturity.

Lockhart Funding
On June 23, 2008, Zions Bank purchased $787 million of securities from Lockhart. The purchase was pursuant to the Liquidity Agreement that Zions Bank provides for Lockhart and resulted from an investment downgrade by Moody’s Investor Service on MBIA Inc., which insured the securities. The purchases comprised the entire remaining small business loan securitizations created by Zions Bank and held by Lockhart. No gain or loss was recognized on these purchases. Upon dissolution of the securitization trusts (including $87 million of related securities owned by the Parent), the Company recorded $897 million of loans on its balance sheet including $23 million of premium. After this purchase, Lockhart held approximately $862 million of securities at June 30, 2008.

The Company has also purchased asset-backed commercial paper (“CP”) from Lockhart and held approximately $493 million of this CP on its balance sheet at June 30, 2008, which was down from $1,227 million at March 31, 2008 and $710 million at December 31, 2007. The amount of Lockhart

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commercial paper included in money market investments on the Company’s average balance sheet was approximately $1,091 million for the second quarter of 2008, $1,202 million for the first quarter of 2008, and $763 million for the fourth quarter of 2007. These purchases were made to provide liquidity to Lockhart due to ongoing contraction and disruptions in the markets for asset-backed CP.

Noninterest Income
Noninterest income for the second quarter of 2008 was $72.4 million compared to $111.0 million for the first quarter of 2008 and $141.3 million for the second quarter of 2007. The amount for the second quarter of 2008 includes impairment losses on securities of $38.8 million compared to $46.0 million of impairment and valuation losses in the first quarter of 2008. Fair value and nonhedge derivative income decreased $23.6 million during the quarter, primarily because of decreases in the fair value of nonhedge derivatives due to decreasing spreads between LIBOR and prime rates. Net equity securities gains decreased $18.2 million compared to the first quarter mainly because of $8.2 million of net losses on venture capital investments during the quarter and the $12.4 million Visa gain included in the first quarter. Net of related minority interest of $5.7 million, income taxes and other expenses, the venture capital losses decreased net income for the quarter by approximately $1.8 million, or $0.02 per diluted common share.

Noninterest Expense
Noninterest expense for the second quarter of 2008 was $354.4 million compared to $350.1 million for the first quarter of 2008 and $347.6 million for the second quarter of 2007. While salaries and employee benefits decreased from the first quarter primarily because of reduced payroll taxes and employee-related accrual adjustments, other noninterest expense increased compared to the first quarter mainly because of the $5.6 million reversal of the Visa indemnification accrual during the first quarter.

The efficiency ratio was 63.0% for the second quarter of 2008 compared to 58.0% for the first quarter of 2008 and 56.3% for the second quarter of 2007.

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July 17, 2008

Income Taxes
Income tax expense for the second quarter of 2008 included a benefit of $5.9 million due to a state settlement that allowed the Company to reduce its liability and related interest for uncertain tax positions under the provisions of FIN 48.

Capital Management
Tangible equity declined by $46 million at June 30, 2008 compared to March 31, 2008. The Company’s tangible equity ratio was 5.97% at June 30, 2008 compared to 6.20% at March 31, 2008 and 6.52% at June 30, 2007. The decrease from the previous quarter is mainly due to loan growth, reduced earnings, and the decrease in OCI. At June 30, 2008, regulatory Tier 1 and total risk-based capital increased to $3,685 million and $5,732 million from $3,646 million and $5,644 million at March 31, 2008, respectively. On a pro forma basis including the effect of the preferred stock issued in early July, regulatory capital ratios are estimated to be approximately flat compared to March 31, 2008.

Weighted average common and common-equivalent shares outstanding for the second quarter of 2008 were 106,711,948 compared to 106,722,000 for the first quarter of 2008 and 109,123,735 for the second quarter of 2007. Common shares outstanding at June 30, 2008 were 107,518,975 compared to 107,139,188 at March 31, 2008 and 108,034,079 at June 30, 2007.

Subsequent Event
On July 2, 2008, the Company completed a $46.7 million offering of 9.50% Series C Fixed-Rate Non-Cumulative Perpetual Preferred Stock. The amount of the offering sold by the Company’s broker-dealer subsidiary was in line with expectations. The stock may be redeemed by the Company after five years. The tangible equity ratio at June 30, 2008 would have been 6.06% if the proceeds of the preferred stock offering were included.

Conference Call
Zions will host a conference call to discuss these second quarter results at 5:30 p.m. ET this afternoon (July 17, 2008). Media representatives, analysts and the public are invited to listen to this discussion by calling 1-800-884-5695 (international: 617-786-2960) and entering the passcode 38253318, or via on-demand

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webcast. A link to the webcast will be available on the Zions Bancorporation Web site at www.zionsbancorporation.com. A replay of the call will be available from 7:30 p.m. ET on Thursday, July 17, through midnight ET on Thursday, July 24, by dialing 1-888-286-8010 (international: 617-801-6888) and entering the passcode 71581191. The webcast of the conference call will also be archived and available for 30 days.

About Zions Bancorporation
Zions Bancorporation is one of the nation’s premier financial services companies, consisting of a collection of great banks in select high growth markets. Zions operates its banking businesses under local management teams and community identities through over 500 offices and approximately 600 ATMs in ten Western and Southwestern states: Arizona, California, Colorado, Idaho, Nevada, New Mexico, Oregon, Texas, Utah and Washington. The Company is a national leader in Small Business Administration lending and public finance advisory services. In addition, Zions is included in the S&P 500 and NASDAQ Financial 100 indices. Investor information and links to subsidiary banks can be accessed at www.zionsbancorporation.com.

Forward-Looking Information
Statements in this news release that are based on other than historical data are forward-looking, within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. Forward-looking statements involve significant risks and uncertainties and actual results may differ materially from those presented, either expressed or implied, in this news release. Factors that might cause such differences include, but are not limited to: the Company’s ability to successfully execute its business plans and achieve its objectives; changes in general economic and financial market conditions, either nationally or locally in areas in which the Company conducts its operations, including changes in asset-backed commercial paper markets and valuations in structured securities and other assets; changes in interest rates; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; increased competitive challenges and

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expanding product and pricing pressures among financial institutions; legislation or regulatory changes which adversely affect the Company’s operations or business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies.

Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the 2007 Annual Report on Form 10-K of Zions Bancorporation filed with the Securities and Exchange Commission (“SEC”) and available at the SEC’s Internet site (http://www.sec.gov).

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

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ZIONS BANCORPORATION AND SUBSIDIARIES
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FINANCIAL HIGHLIGHTS
(Unaudited)

	Three Months Ended			Six Months Ended
(In thousands, except per share and ratio data)	June 30,			June 30,
	2008	2007	% Change	2008	2007	% Change
EARNINGS
Taxable-equivalent net interest income	$490,587	$476,060	3.05%	$983,124	$939,781	4.61%
Taxable-equivalent revenue	562,959	617,401	(8.82)%	1,166,496	1,226,536	(4.90)%
Net interest income	484,743	469,347	3.28%	971,201	926,430	4.83%
Noninterest income	72,372	141,341	(48.80)%	183,372	286,755	(36.05)%
Provision for loan losses	114,192	17,763	542.86%	206,474	26,874	668.30%
Noninterest expense	354,417	347,612	1.96%	704,520	699,591	0.70%
Income before income taxes and minority interest	88,506	245,313	(63.92)%	243,579	486,720	(49.96)%
Income taxes	22,037	86,065	(74.39)%	71,933	174,919	(58.88)%
Minority interest	(5,729)	34	nm	(7,301)	(671)	988.08%
Net income	72,198	159,214	(54.65)%	178,947	312,472	(42.73)%
Net earnings applicable to common shareholders	69,744	155,607	(55.18)%	174,040	305,262	(42.99)%

PER COMMON SHARE
Net earnings (diluted)	0.65	1.43	(54.55)%	1.63	2.78	(41.37)%
Dividends	0.43	0.43	-	0.86	0.82	4.88%
Book value per common share				46.82	46.14	1.47%

SELECTED RATIOS
Return on average assets	0.54%	1.33%		0.68%	1.32%
Return on average common equity	5.53%	12.50%		6.86%	12.38%
Efficiency ratio	62.96%	56.30%		60.40%	57.04%
Net interest margin	4.18%	4.53%		4.20%	4.52%

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FINANCIAL HIGHLIGHTS (Continued)
(Unaudited)

	Three Months Ended			Six Months Ended
(In thousands, except share and ratio data)	June 30,			June 30,
	2008	2007	% Change	2008	2007	% Change
AVERAGE BALANCES
Total assets	$53,293,375	$47,921,787	11.21%	$53,103,599	$47,754,384	11.20%
Total interest-earning assets	47,202,577	42,151,667	11.98%	47,028,006	41,924,964	12.17%
Securities	4,866,421	5,426,896	(10.33)%	5,103,854	5,611,351	(9.04)%
Net loans and leases	40,512,249	36,142,957	12.09%	39,982,279	35,776,561	11.76%
Goodwill	2,009,517	2,012,270	(0.14)%	2,009,497	1,998,096	0.57%
Core deposit and other intangibles	137,675	188,843	(27.10)%	142,019	191,469	(25.83)%
Total deposits	36,774,214	35,964,203	2.25%	36,684,444	35,575,016	3.12%
Core deposits (1)	32,429,773	30,873,001	5.04%	32,281,560	30,617,110	5.44%
Minority interest	27,244	35,009	(22.18)%	28,960	37,859	(23.51)%
Shareholders' equity:
Preferred equity	240,000	240,000	-	240,000	240,000	-
Common equity	5,070,047	4,993,383	1.54%	5,098,334	4,973,999	2.50%

Weighted average common and common-
equivalent shares outstanding	106,711,948	109,123,735	(2.21)%	106,719,923	109,638,577	(2.66)%

AT PERIOD END
Total assets				$54,630,883	$48,691,445	12.20%
Total interest-earning assets				47,920,419	42,721,118	12.17%
Securities				4,784,185	5,289,180	(9.55)%
Net loans and leases				41,872,977	36,788,205	13.82%
Sold loans being serviced (2)				513,623	2,201,897	(76.67)%
Allowance for loan losses				548,958	380,295	44.35%
Reserve for unfunded lending commitments				26,838	21,222	26.46%
Goodwill				2,009,511	2,013,314	(0.19)%
Core deposit and other intangibles				132,481	180,867	(26.75)%
Total deposits				37,607,995	36,185,572	3.93%
Core deposits (1)				33,505,626	31,303,578	7.03%
Minority interest				25,528	32,094	(20.46)%
Shareholders' equity:
Preferred equity				240,000	240,000	-
Common equity				5,033,530	4,984,702	0.98%

Common shares outstanding				107,518,975	108,034,079	(0.48)%

Average equity to average assets	9.96%	10.92%		10.05%	10.92%
Common dividend payout	66.23%	29.88%		52.98%	29.24%
Tangible equity ratio				5.97%	6.52%
Nonperforming assets				$697,432	$95,398	631.08%
Accruing loans past due 90 days or more				108,934	47,782	127.98%
Nonperforming assets to net loans and leases
and other real estate owned at period end				1.66%	0.26%

(1)	Amount consists of total deposits excluding time deposits $100,000 and over.
(2)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

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FINANCIAL HIGHLIGHTS (Continued)
(Unaudited)

	Three Months Ended
(In thousands, except per share and ratio data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
EARNINGS
Taxable-equivalent net interest income	$490,587	$492,537	$485,157	$483,115	$476,060
Taxable-equivalent revenue	562,959	603,537	464,923	628,938	617,401
Net interest income	484,743	486,458	478,885	476,637	469,347
Noninterest income	72,372	111,000	(20,234)	145,823	141,341
Provision for loan losses	114,192	92,282	69,982	55,354	17,763
Noninterest expense	354,417	350,103	352,966	352,031	347,612
Income before income taxes and minority interest	88,506	155,073	35,703	215,075	245,313
Income taxes (benefit)	22,037	49,896	(11,035)	71,853	86,065
Minority interest	(5,729)	(1,572)	1,197	7,490	34
Net income	72,198	106,749	45,541	135,732	159,214
Net earnings applicable to common shareholders	69,744	104,296	42,198	131,962	155,607

PER COMMON SHARE
Net earnings (diluted)	0.65	0.98	0.39	1.22	1.43
Dividends	0.43	0.43	0.43	0.43	0.43
Book value per common share	46.82	47.49	47.17	46.92	46.14

SELECTED RATIOS
Return on average assets	0.54%	0.81%	0.35%	1.10%	1.33%
Return on average common equity	5.53%	8.18%	3.29%	10.50%	12.50%
Efficiency ratio	62.96%	58.01%	75.92%	55.97%	56.30%
Net interest margin	4.18%	4.23%	4.27%	4.44%	4.53%

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FINANCIAL HIGHLIGHTS (Continued)
(Unaudited)

	Three Months Ended
(In thousands, except share and ratio data)	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
AVERAGE BALANCES
Total assets	$53,293,375	$52,913,823	$50,941,152	$48,903,319	$47,921,787
Total interest-earning assets	47,202,577	46,853,435	45,106,413	43,200,858	42,151,667
Securities	4,866,421	5,341,287	5,188,980	5,221,722	5,426,896
Net loans and leases	40,512,249	39,452,309	38,450,974	37,194,850	36,142,957
Goodwill	2,009,517	2,009,477	2,009,022	2,015,532	2,012,270
Core deposit and other intangibles	137,675	146,363	162,679	177,864	188,843
Total deposits	36,774,214	36,594,674	36,381,125	35,756,600	35,964,203
Core deposits (1)	32,429,773	32,133,347	31,863,057	31,067,905	30,873,001
Minority interest	27,244	30,676	32,343	37,527	35,009
Shareholders' equity:
Preferred equity	240,000	240,000	240,000	240,000	240,000
Common equity	5,070,047	5,126,621	5,094,138	4,987,275	4,993,383

Weighted average common and common-
equivalent shares outstanding	106,711,948	106,722,000	106,902,983	107,879,963	109,123,735

AT PERIOD END
Total assets	$54,630,883	$53,408,293	$52,947,414	$50,044,686	$48,691,445
Total interest-earning assets	47,920,419	46,962,949	46,448,887	44,104,956	42,721,118
Securities	4,784,185	5,002,207	5,860,900	5,261,057	5,289,180
Net loans and leases	41,872,977	39,905,755	39,087,779	37,822,259	36,788,205
Sold loans being serviced (2)	513,623	1,489,490	1,885,132	2,022,142	2,201,897
Allowance for loan losses	548,958	501,283	459,376	418,165	380,295
Reserve for unfunded lending commitments	26,838	25,148	21,530	21,394	21,222
Goodwill	2,009,511	2,009,517	2,009,513	2,021,519	2,013,314
Core deposit and other intangibles	132,481	140,672	149,493	172,140	180,867
Total deposits	37,607,995	37,516,337	36,922,753	35,774,713	36,185,572
Core deposits (1)	33,505,626	32,968,328	32,531,165	31,239,069	31,303,578
Minority interest	25,528	30,413	30,939	37,411	32,094
Shareholders' equity:
Preferred equity	240,000	240,000	240,000	240,000	240,000
Common equity	5,033,530	5,087,801	5,052,800	5,016,980	4,984,702

Common shares outstanding	107,518,975	107,139,188	107,116,505	106,934,360	108,034,079

Average equity to average assets	9.96%	10.14%	10.47%	10.69%	10.92%
Common dividend payout	66.23%	44.11%	108.88%	34.96%	29.88%
Tangible equity ratio	5.97%	6.20%	6.17%	6.40%	6.52%
Nonperforming assets	$697,432	$434,293	$283,854	$196,575	$95,398
Accruing loans past due 90 days or more	108,934	84,637	77,419	64,516	47,782
Nonperforming assets to net loans and leases
and other real estate owned at period end	1.66%	1.09%	0.73%	0.52%	0.26%

(1)	Amount consists of total deposits excluding time deposits $100,000 and over.
(2)	Amount represents the outstanding balance of loans sold and being serviced by the Company, excluding conforming first mortgage residential real estate loans.

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CONSOLIDATED BALANCE SHEETS

	June 30,	March 31,	December 31,	September 30,	June 30,
(In thousands, except share amounts)	2008	2008	2007	2007	2007
	(Unaudited)	(Unaudited)		(Unaudited)	(Unaudited)
ASSETS
Cash and due from banks	$1,751,724	$1,660,539	$1,855,155	$1,481,238	$1,640,946
Money market investments:
Interest-bearing deposits and commercial paper	504,314	1,243,860	726,446	513,395	39,881
Federal funds sold	274,456	121,892	102,225	23,567	120,959
Security resell agreements	484,487	689,235	671,537	484,678	482,893
Investment securities:
Held-to-maturity, at adjusted cost (approximate fair value
$1,730,104, $704,156, $702,148, $686,026 and $685,521)	1,914,833	701,658	704,441	695,842	702,189
Available-for-sale, at fair value	2,817,682	4,259,742	5,134,610	4,549,721	4,564,183
Trading account, at fair value (includes $463, $0, $741, $22 and
$1,745 transferred as collateral under repurchase agreements)	51,670	40,807	21,849	15,494	22,808
	4,784,185	5,002,207	5,860,900	5,261,057	5,289,180
Loans:
Loans held for sale	158,509	208,529	207,943	200,653	226,041
Loans and leases	41,874,224	39,855,365	39,044,163	37,778,228	36,715,752
	42,032,733	40,063,894	39,252,106	37,978,881	36,941,793
Less:
Unearned income and fees, net of related costs	159,756	158,139	164,327	156,622	153,588
Allowance for loan losses	548,958	501,283	459,376	418,165	380,295
Loans and leases, net of allowance	41,324,019	39,404,472	38,628,403	37,404,094	36,407,910

Other noninterest-bearing investments	1,153,933	1,114,902	1,034,412	1,043,475	972,830
Premises and equipment, net	656,013	657,183	655,712	658,294	648,731
Goodwill	2,009,511	2,009,517	2,009,513	2,021,519	2,013,314
Core deposit and other intangibles	132,481	140,672	149,493	172,140	180,867
Other real estate owned	125,186	36,476	15,201	11,973	10,646
Other assets	1,430,574	1,327,338	1,238,417	969,256	883,288
	$54,630,883	$53,408,293	$52,947,414	$50,044,686	$48,691,445

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Noninterest-bearing demand	$9,735,265	$9,464,122	$9,618,300	$9,322,668	$9,857,638
Interest-bearing:
Savings and NOW	4,590,767	4,661,963	4,507,837	4,365,600	4,368,184
Money market	11,175,844	10,716,328	10,304,225	10,446,015	10,344,110
Internet money market	2,211,557	2,270,059	2,163,014	1,707,544	1,544,031
Time under $100,000	2,466,082	2,564,434	2,562,363	2,599,595	2,535,881
Time $100,000 and over	4,102,369	4,548,009	4,391,588	4,535,644	4,881,994
Foreign	3,326,111	3,291,422	3,375,426	2,797,647	2,653,734
	37,607,995	37,516,337	36,922,753	35,774,713	36,185,572

Securities sold, not yet purchased	46,376	184,522	224,269	21,036	28,456
Federal funds purchased	2,379,055	1,817,587	2,463,460	2,391,805	2,221,887
Security repurchase agreements	1,010,325	1,144,178	1,298,112	1,070,702	1,061,598
Other liabilities	555,812	620,528	644,375	560,853	602,173
Commercial paper	137,200	164,657	297,850	411,007	228,607
Federal Home Loan Bank advances and other borrowings:
One year or less	4,799,143	3,890,087	3,181,990	2,037,644	664,509
Over one year	129,474	127,006	127,612	128,218	128,832
Long-term debt	2,666,445	2,585,177	2,463,254	2,354,317	2,313,015
Total liabilities	49,331,825	48,050,079	47,623,675	44,750,295	43,434,649

Minority interest	25,528	30,413	30,939	37,411	32,094

Shareholders' equity:
Capital stock:
Preferred stock, without par value, authorized 3,000,000 shares:
Series A (liquidation preference $1,000 per share); issued
and outstanding 240,000 shares	240,000	240,000	240,000	240,000	240,000
Common stock, without par value; authorized 350,000,000
shares; issued and outstanding 107,518,975, 107,139,188,
107,116,505, 106,934,360 and 108,034,079 shares	2,224,455	2,219,905	2,212,237	2,200,228	2,279,722
Retained earnings	2,981,062	2,957,511	2,910,692	2,914,439	2,828,613
Accumulated other comprehensive income (loss)	(158,325)	(76,429)	(58,835)	(86,914)	(112,840)
Deferred compensation	(13,662)	(13,186)	(11,294)	(10,773)	(10,793)
Total shareholders' equity	5,273,530	5,327,801	5,292,800	5,256,980	5,224,702
	$54,630,883	$53,408,293	$52,947,414	$50,044,686	$48,691,445

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 15
CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)

	Three Months Ended
(In thousands, except per share amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
Interest income:
Interest and fees on loans	$643,111	$688,439	$727,185	$724,598	$697,022
Interest on loans held for sale	2,699	3,017	2,975	3,695	4,322
Lease financing	5,767	5,818	5,782	5,461	5,234
Interest on money market investments	12,313	19,028	18,760	10,841	7,756
Interest on securities:
Held-to-maturity – taxable	15,730	2,455	2,387	2,343	2,064
Held-to-maturity – nontaxable	6,224	6,429	6,430	6,402	6,227
Available-for-sale – taxable	35,059	62,356	61,459	61,248	63,825
Available-for-sale – nontaxable	1,870	1,892	2,070	2,274	2,398
Trading account	159	681	471	880	766
Total interest income	722,932	790,115	827,519	817,742	789,614

Interest expense:
Interest on savings and money market deposits	80,144	103,987	125,382	123,586	117,295
Interest on time and foreign deposits	83,460	106,222	119,242	119,781	120,445
Interest on short-term borrowings	43,255	63,134	67,601	59,034	43,369
Interest on long-term borrowings	31,330	30,314	36,409	38,704	39,158
Total interest expense	238,189	303,657	348,634	341,105	320,267

Net interest income	484,743	486,458	478,885	476,637	469,347
Provision for loan losses	114,192	92,282	69,982	55,354	17,763
Net interest income after provision for loan losses	370,551	394,176	408,903	421,283	451,584

Noninterest income:
Service charges and fees on deposit accounts	51,067	49,585	48,130	46,919	45,116
Other service charges, commissions and fees	42,362	41,981	44,405	44,471	42,311
Trust and wealth management income	10,284	9,693	10,151	9,040	9,125
Capital markets and foreign exchange	12,196	10,397	10,632	11,325	11,900
Dividends and other investment income	10,409	12,910	13,830	14,720	11,271
Loan sales and servicing income	8,516	7,810	8,640	11,607	8,998
Income from securities conduit	1,043	2,581	2,472	3,221	5,968
Fair value and nonhedge derivative income (loss)	(19,789)	3,787	(7,034)	(9,391)	924
Equity securities gains (losses), net	(8,121)	10,068	1,349	11,072	100
Fixed income securities gains (losses), net	78	1,775	(753)	58	13
Impairment losses on investment securities and valuation
losses on securities purchased from Lockhart Funding	(38,761)	(45,989)	(158,208)	-	-
Other	3,088	6,402	6,152	2,781	5,615
Total noninterest income	72,372	111,000	(20,234)	145,823	141,341

Noninterest expense:
Salaries and employee benefits	201,291	209,354	191,141	204,488	198,668
Occupancy, net	27,364	26,799	27,312	27,203	26,334
Furniture and equipment	25,610	23,738	24,917	23,996	24,272
Legal and professional services	11,566	7,880	12,132	10,918	11,242
Postage and supplies	8,536	9,789	9,416	10,024	9,025
Advertising	7,520	6,351	6,322	6,624	7,517
Merger related expense	281	307	687	682	1,491
Amortization of core deposit and other intangibles	8,191	8,820	10,459	11,495	11,812
Provision for unfunded lending commitments	1,690	3,618	136	172	1,222
Other	62,368	53,447	70,444	56,429	56,029
Total noninterest expense	354,417	350,103	352,966	352,031	347,612

Income before income taxes and minority interest	88,506	155,073	35,703	215,075	245,313
Income taxes (benefit)	22,037	49,896	(11,035)	71,853	86,065
Minority interest	(5,729)	(1,572)	1,197	7,490	34
Net income	72,198	106,749	45,541	135,732	159,214
Preferred stock dividend	2,454	2,453	3,343	3,770	3,607
Net earnings applicable to common shareholders	$69,744	$104,296	$42,198	$131,962	$155,607

Weighted average common shares outstanding during the period:
Basic shares	106,595	106,514	106,454	106,814	107,803
Diluted shares	106,712	106,722	106,903	107,880	109,124

Net earnings per common share:
Basic	$0.65	$0.98	$0.40	$1.24	$1.44
Diluted	0.65	0.98	0.39	1.22	1.43

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 16
CONSOLIDATED STATEMENTS OF INCOME (Continued)
(Unaudited)

	Six Months Ended
(In thousands, except per share amounts)	June 30,
	2008	2007
Interest income:
Interest and fees on loans	$1,331,550	$1,371,599
Interest on loans held for sale	5,716	8,197
Lease financing	11,585	10,440
Interest on money market investments	31,341	14,098
Interest on securities:
Held-to-maturity – taxable	18,185	4,267
Held-to-maturity – nontaxable	12,653	12,318
Available-for-sale – taxable	97,415	132,332
Available-for-sale – nontaxable	3,762	4,856
Trading account	840	1,958
Total interest income	1,513,047	1,560,065

Interest expense:
Interest on savings and money market deposits	184,131	230,398
Interest on time and foreign deposits	189,682	233,330
Interest on short-term borrowings	106,389	92,061
Interest on long-term borrowings	61,644	77,846
Total interest expense	541,846	633,635

Net interest income	971,201	926,430
Provision for loan losses	206,474	26,874
Net interest income after provision for loan losses	764,727	899,556

Noninterest income:
Service charges and fees on deposit accounts	100,652	88,501
Other service charges, commissions and fees	84,343	81,688
Trust and wealth management income	19,977	17,341
Capital markets and foreign exchange	22,593	21,631
Dividends and other investment income	23,319	22,364
Loan sales and servicing income	16,326	18,256
Income from securities conduit	3,624	12,483
Fair value and nonhedge derivative income (loss)	(16,002)	2,169
Equity securities gains, net	1,947	5,298
Fixed income securities gains, net	1,853	3,714
Impairment losses on investment securities and valuation
losses on securities purchased from Lockhart Funding	(84,750)	-
Other	9,490	13,310
Total noninterest income	183,372	286,755

Noninterest expense:
Salaries and employee benefits	410,645	404,255
Occupancy, net	54,163	52,923
Furniture and equipment	49,348	47,539
Legal and professional services	19,446	20,779
Postage and supplies	18,325	17,072
Advertising	13,871	13,974
Merger related expense	588	3,897
Amortization of core deposit and other intangibles	17,011	22,941
Provision for unfunded lending commitments	5,308	1,528
Other	115,815	114,683
Total noninterest expense	704,520	699,591

Income before income taxes and minority interest	243,579	486,720
Income taxes	71,933	174,919
Minority interest	(7,301)	(671)
Net income	178,947	312,472
Preferred stock dividend	4,907	7,210
Net earnings applicable to common shareholders	$174,040	$305,262

Weighted average common shares outstanding during the period:
Basic shares	106,554	108,107
Diluted shares	106,720	109,639

Net earnings per common share:
Basic	$1.63	$2.82
Diluted	1.63	2.78

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 17
CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
AND COMPREHENSIVE INCOME
(Unaudited)

				Accumulated
				other		Total
	Preferred	Common	Retained	comprehensive	Deferred	shareholders'
(In thousands, except per share amounts)	stock	stock	earnings	income (loss)	compensation	equity

Balance, December 31, 2007	$240,000	$2,212,237	$2,910,692	$(58,835)	$(11,294)	$5,292,800
Cumulative effect of change in accounting principle,
adoption of SFAS 159			(11,471)	11,471		-
Comprehensive income:
Net income for the period			106,749			106,749
Other comprehensive gain (loss), net of tax:
Net realized and unrealized holding losses
on investments and retained interests				(130,066)
Foreign currency translation				(1)
Reclassification for net realized losses
on investments recorded in operations				27,301
Net unrealized gains on derivative instruments				73,701
Other comprehensive loss				(29,065)		(29,065)
Total comprehensive income						77,684
Net stock issued under employee plans
and related tax benefits		7,668				7,668
Dividends declared on preferred stock			(2,453)			(2,453)
Dividends on common stock, $.43 per share			(46,006)			(46,006)
Change in deferred compensation					(1,892)	(1,892)
Balance, March 31, 2008	240,000	2,219,905	2,957,511	(76,429)	(13,186)	5,327,801

Comprehensive loss:
Net income for the period			72,198			72,198
Other comprehensive gain (loss), net of tax:
Net realized and unrealized holding losses
on investments and retained interests				(40,336)
Foreign currency translation				2
Reclassification for net realized losses
on investments recorded in operations				23,816
Net unrealized losses on derivative instruments				(66,112)
Pension and postretirement				734
Other comprehensive loss				(81,896)		(81,896)
Total comprehensive loss						(9,698)
Stock issued under dividend reinvestment plan		632				632
Net stock issued under employee plans
and related tax benefits		3,918				3,918
Dividends declared on preferred stock			(2,454)			(2,454)
Dividends on common stock, $.43 per share			(46,193)			(46,193)
Change in deferred compensation					(476)	(476)
Balance, June 30, 2008	$240,000	$2,224,455	$2,981,062	$(158,325)	$(13,662)	$5,273,530

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 18
INVESTMENT SECURITIES PORTFOLIO
As of June 30, 2008
(Unaudited)

		Net		Net
		unrealized		unrealized
		gains (losses)		gains (losses)	Estimated
	Amortized	recognized	Carrying	not recognized	fair
(In thousands)	cost	in OCI (1)	value	in OCI (1)	value

HELD-TO-MATURITY:
Municipal securities	$692,956	$-	$692,956	$(5,178)	$687,778
Asset-backed securities:
Trust preferred securities – banks and insurance
A rated	1,201,208	(196,582)	1,004,626	(138,814)	865,812
BBB rated	174,600	(44,893)	129,707	(20,397)	109,310
	1,375,808	(241,475)	1,134,333	(159,211)	975,122
Trust preferred securities – real estate investment trusts
AA rated	17,681	(4,916)	12,765	(4,764)	8,001
A rated	18,212	(3,900)	14,312	(4,313)	9,999
	35,893	(8,816)	27,077	(9,077)	18,000
Other
AAA rated	42,203	(156)	42,047	(12,739)	29,308
A rated	22,622	(11,996)	10,626	1,318	11,944
BBB rated	8,577	(1,283)	7,294	158	7,452
	73,402	(13,435)	59,967	(11,263)	48,704
Other debt securities	500	-	500	-	500
	2,178,559	(263,726)	1,914,833	(184,729)	1,730,104

AVAILABLE-FOR-SALE:
U.S. Treasury securities	40,403	677	41,080		41,080
U.S. Government agencies and corporations:
Agency securities	424,614	(386)	424,228		424,228
Agency guaranteed mortgage-backed securities	428,458	3,493	431,951		431,951
Small Business Administration loan-backed securities	723,224	(17,158)	706,066		706,066
Municipal securities	200,587	627	201,214		201,214
Asset-backed securities:
Trust preferred securities – banks and insurance
AAA rated	664,238	(57,215)	607,023		607,023
A rated	53,504	(10,746)	42,758		42,758
BBB rated	7,000	(1,843)	5,157		5,157
Not rated	28,819	3,163	31,982		31,982
	753,561	(66,641)	686,920		686,920
Trust preferred securities – real estate investment trusts
Noninvestment grade	44,326	(3,637)	40,689		40,689
Small business loan-backed	12,622	51	12,673		12,673
Other
AAA rated	42,808	(2,701)	40,107		40,107
AA rated	47,877	(5,237)	42,640		42,640
BBB rated	3,791	(159)	3,632		3,632
Noninvestment grade	17,967	(493)	17,474		17,474
	112,443	(8,590)	103,853		103,853
	2,740,238	(91,564)	2,648,674		2,648,674
Other securities:
Mutual funds and stock	169,008	-	169,008		169,008
	2,909,246	(91,564)	2,817,682		2,817,682
Total	$5,087,805	$(355,290)	$4,732,515	$(184,729)	$4,547,786

(1)	Other comprehensive income. All amounts reported are pretax.

Ratings categories include entire range. For example, "A rated" includes A+, A and A-.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 19

Nonperforming Assets
(Unaudited)

(In thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Nonaccrual loans	$570,101	$387,717	$258,513	$174,315	$82,314
Restructured loans	2,145	10,100	10,140	10,287	2,438
Other real estate owned	125,186	36,476	15,201	11,973	10,646
Total	$697,432	$434,293	$283,854	$196,575	$95,398
% of net loans and leases* and other real
estate owned	1.66%	1.09%	0.73%	0.52%	0.26%

Accruing loans past due 90 days or more	$108,934	$84,637	$77,419	$64,516	$47,782

% of net loans and leases*	0.26%	0.21%	0.20%	0.17%	0.13%

*Includes loans held for sale.

Allowance and Reserve for Credit Losses
(Unaudited)

	Three Months Ended
(In thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007
Allowance for Loan Losses
Balance at beginning of period	$501,283	$459,376	$418,165	$380,295	$371,213
Allowance of company acquired	-	-	-	578	-
Allowance of branches sold	-	-	(2,034)	-	-
Allowance associated with repurchased
securitized loans	1,301	425	-	-	-
Add:
Provision for losses	114,192	92,282	69,982	55,354	17,763
Deduct:
Loan and lease charge-offs	(75,378)	(53,751)	(30,023)	(20,815)	(13,767)
Recoveries	7,560	2,951	3,286	2,753	5,086
Net loan and lease charge-offs	(67,818)	(50,800)	(26,737)	(18,062)	(8,681)
Balance at end of period	$548,958	$501,283	$459,376	$418,165	$380,295

Ratio of allowance for loan losses to net loans
and leases outstanding at period end	1.31%	1.26%	1.18%	1.11%	1.03%

Ratio of allowance for loan losses to nonperforming
loans at period end	95.93%	126.01%	170.99%	226.52%	448.72%

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$25,148	$21,530	$21,394	$21,222	$20,000
Provision charged against earnings	1,690	3,618	136	172	1,222
Balance at end of period	$26,838	$25,148	$21,530	$21,394	$21,222

Total Allowance and Reserve for Credit Losses
Allowance for loan losses	$548,958	$501,283	$459,376	$418,165	$380,295
Reserve for unfunded lending commitments	26,838	25,148	21,530	21,394	21,222
Total allowance and reserve for credit losses	$575,796	$526,431	$480,906	$439,559	$401,517

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 20

Sold Loans Being Serviced
(Unaudited)

	Three Months Ended
(In thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Balance at beginning of period	$1,489,490	$1,885,132	$2,022,142	$2,201,897	$2,401,355
New loans sold	28,853	14,773	25,234	8,162	19,173
Loans repurchased	(874,100)	(283,204)	-	-	-
Payments and other reductions	(130,620)	(127,211)	(162,244)	(187,917)	(218,631)
Balance at end of period	$513,623	$1,489,490	$1,885,132	$2,022,142	$2,201,897

Loan Balances By Portfolio Type
(Unaudited)

(In millions)	June 30,	March 31,	December 31,	September 30,	June 30,
	2008	2008	2007	2007	2007

Loans held for sale	$159	$209	$208	$201	$226

Commercial lending:
Commercial and industrial	10,590	10,031	9,811	9,260	8,922
Leasing	492	494	503	474	450
Owner occupied	8,912	7,910	7,545	7,347	7,123
Total commercial lending	19,994	18,435	17,859	17,081	16,495

Commercial real estate:
Construction and land development	8,264	8,368	8,315	8,322	7,963
Term	5,939	5,569	5,335	5,054	5,084
Total commercial real estate	14,203	13,937	13,650	13,376	13,047

Consumer:
Home equity credit line and other
consumer real estate	2,387	2,247	2,203	2,107	2,042
1-4 family residential	4,172	4,158	4,206	4,178	4,134
Bankcard and other revolving plans	332	316	347	299	306
Other	431	434	452	467	456
Total consumer	7,322	7,155	7,208	7,051	6,938

Foreign loans	25	26	26	27	12

Other receivables	330	302	301	243	224
Total loans	$42,033	$40,064	$39,252	$37,979	$36,942

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 21
CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES
(Unaudited)

	Three Months Ended			Three Months Ended
	June 30, 2008			March 31, 2008
(In thousands)	Average	Amount of	Average	Average	Amount of	Average
	balance	interest (1)	rate	balance	interest (1)	rate
ASSETS
Money market investments	$1,823,907	$12,313	2.72%	$2,059,839	$19,028	3.72%
Securities:
Held-to-maturity	1,532,818	25,305	6.64%	700,302	12,346	7.09%
Available-for-sale	3,295,056	37,936	4.63%	4,599,258	65,267	5.71%
Trading account	38,547	159	1.66%	41,727	681	6.56%
Total securities	4,866,421	63,400	5.24%	5,341,287	78,294	5.90%

Loans:
Loans held for sale	186,592	2,699	5.82%	214,498	3,017	5.66%
Net loans and leases (2)	40,325,657	650,364	6.49%	39,237,811	695,855	7.13%
Total loans and leases	40,512,249	653,063	6.48%	39,452,309	698,872	7.12%
Total interest-earning assets	47,202,577	728,776	6.21%	46,853,435	796,194	6.83%
Cash and due from banks	1,320,584			1,417,356
Allowance for loan losses	(516,908)			(476,614)
Goodwill	2,009,517			2,009,477
Core deposit and other intangibles	137,675			146,363
Other assets	3,139,930			2,963,806
Total assets	$53,293,375			$52,913,823

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$4,651,117	8,776	0.76%	$4,519,149	10,469	0.93%
Money market	10,752,743	54,707	2.05%	10,552,299	72,320	2.76%
Internet money market	2,200,695	16,661	3.04%	2,218,181	21,198	3.84%
Time under $100,000	2,513,620	23,276	3.72%	2,578,166	27,165	4.24%
Time $100,000 and over	4,344,441	40,462	3.75%	4,461,327	49,074	4.42%
Foreign	3,254,872	19,722	2.44%	3,290,090	29,983	3.67%
Total interest-bearing deposits	27,717,488	163,604	2.37%	27,619,212	210,209	3.06%
Borrowed funds:
Securities sold, not yet purchased	33,299	414	5.00%	33,577	333	3.99%
Federal funds purchased and security
repurchase agreements	2,999,084	14,569	1.95%	3,314,956	24,206	2.94%
Commercial paper	148,946	1,222	3.30%	205,520	2,332	4.56%
FHLB advances and other borrowings:
One year or less	4,701,020	27,050	2.31%	4,082,208	36,263	3.57%
Over one year	129,079	1,840	5.73%	127,291	1,825	5.77%
Long-term debt	2,632,660	29,490	4.51%	2,504,618	28,489	4.57%
Total borrowed funds	10,644,088	74,585	2.82%	10,268,170	93,448	3.66%
Total interest-bearing liabilities	38,361,576	238,189	2.50%	37,887,382	303,657	3.22%
Noninterest-bearing deposits	9,056,726			8,975,462
Other liabilities	537,782			653,682
Total liabilities	47,956,084			47,516,526
Minority interest	27,244			30,676
Shareholders' equity:
Preferred equity	240,000			240,000
Common equity	5,070,047			5,126,621
Total shareholders' equity	5,310,047			5,366,621
Total liabilities and shareholders' equity	$53,293,375			$52,913,823

Spread on average interest-bearing funds			3.71%			3.61%
Taxable-equivalent net interest income and
net yield on interest-earning assets		$490,587	4.18%		$492,537	4.23%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 22
CONSOLIDATED AVERAGE BALANCE SHEETS, YIELDS AND RATES
(Unaudited)

	Six Months Ended			Six Months Ended
	June 30, 2008			June 30, 2007
(In thousands)	Average	Amount of	Average	Average	Amount of	Average
	balance	interest (1)	rate	balance	interest (1)	rate
ASSETS
Money market investments	$1,941,873	$31,341	3.25%	$537,052	$14,098	5.29%
Securities:
Held-to-maturity	1,116,560	37,651	6.78%	667,690	23,218	7.01%
Available-for-sale	3,947,157	103,203	5.26%	4,870,033	139,803	5.79%
Trading account	40,137	840	4.21%	73,628	1,958	5.36%
Total securities	5,103,854	141,694	5.58%	5,611,351	164,979	5.93%

Loans:
Loans held for sale	200,545	5,716	5.73%	251,959	8,197	6.56%
Net loans and leases (2)	39,781,734	1,346,219	6.81%	35,524,602	1,386,142	7.87%
Total loans and leases	39,982,279	1,351,935	6.80%	35,776,561	1,394,339	7.86%
Total interest-earning assets	47,028,006	1,524,970	6.52%	41,924,964	1,573,416	7.57%
Cash and due from banks	1,368,970			1,539,549
Allowance for loan losses	(496,761)			(375,060)
Goodwill	2,009,497			1,998,096
Core deposit and other intangibles	142,019			191,469
Other assets	3,051,868			2,475,366
Total assets	$53,103,599			$47,754,384

LIABILITIES
Interest-bearing deposits:
Savings and NOW	$4,585,133	19,245	0.84%	$4,510,711	20,239	0.90%
Money market	10,652,521	127,027	2.40%	10,246,270	174,829	3.44%
Internet money market	2,209,438	37,859	3.45%	1,403,946	35,330	5.07%
Time under $100,000	2,545,893	50,441	3.98%	2,476,444	53,108	4.32%
Time $100,000 and over	4,402,884	89,536	4.09%	4,957,906	119,282	4.85%
Foreign	3,272,481	49,705	3.05%	2,503,163	60,940	4.91%
Total interest-bearing deposits	27,668,350	373,813	2.72%	26,098,440	463,728	3.58%
Borrowed funds:
Securities sold, not yet purchased	33,438	747	4.49%	36,086	808	4.52%
Federal funds purchased and security
repurchase agreements	3,157,020	38,775	2.47%	2,978,728	70,855	4.80%
Commercial paper	177,233	3,554	4.03%	186,481	5,012	5.42%
FHLB advances and other borrowings:
One year or less	4,391,614	63,313	2.90%	578,845	15,386	5.36%
Over one year	128,185	3,665	5.75%	132,846	3,824	5.80%
Long-term debt	2,568,639	57,979	4.54%	2,370,213	74,022	6.30%
Total borrowed funds	10,456,129	168,033	3.23%	6,283,199	169,907	5.45%
Total interest-bearing liabilities	38,124,479	541,846	2.86%	32,381,639	633,635	3.95%
Noninterest-bearing deposits	9,016,094			9,476,576
Other liabilities	595,732			644,311
Total liabilities	47,736,305			42,502,526
Minority interest	28,960			37,859
Shareholders' equity:
Preferred equity	240,000			240,000
Common equity	5,098,334			4,973,999
Total shareholders' equity	5,338,334			5,213,999
Total liabilities and shareholders' equity	$53,103,599			$47,754,384

Spread on average interest-bearing funds			3.66%			3.62%
Taxable-equivalent net interest income and
net yield on interest-earning assets		$983,124	4.20%		$939,781	4.52%

(1)	Taxable-equivalent rates used where applicable.
(2)	Net of unearned income and fees, net of related costs. Loans include nonaccrual and restructured loans.

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ZIONS BANCORPORATION AND SUBSIDIARIES
Press Release – Page 23

Net Income by Business Segment
(Unaudited)

			Six Months
	Three Months Ended		Ended
(In thousands)	June 30,	March 31,	June 30,
	2008	2008	2008

Zions First National Bank	$25,875	$57,295	$83,170
California Bank & Trust	25,027	22,349	47,376
Amegy Corporation	28,666	24,639	53,305
National Bank of Arizona	5,084	7,982	13,066
Nevada State Bank	4,094	13,509	17,603
Vectra Bank Colorado	3,422	5,624	9,046
The Commerce Bank of Washington	3,542	3,295	6,837
Other	(23,512)	(27,944)	(51,456)
	$72,198	$106,749	$178,947

Actual and Pro Forma Capital Ratios – Consolidated
(Unaudited)

	Zions Bancorporation
				Pro Forma		Regulatory
	March 31,	June 30,		June 30,		Well-
	2008	2008		2008		Capitalized

Tangible equity	6.20%	5.97%		6.06%		na
Tier 1 capital (to average assets)	7.18%	7.20%	(1)	7.29%	(2)	5.00%
Tier 1 capital (to risk-weighted assets)	7.64%	7.50%	(1)	7.59%	(2)	6.00%
Total capital (to risk-weighted assets)	11.83%	11.70%	(1)	11.79%	(2)	10.00%

(1)	Preliminary estimate.
(2)	Estimated including the $46.7 million of preferred stock issued July 2008.

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